Summary Prospectus	March 1, 2015
AMG FQ Global Alternatives Fund

Investor Class: MGAAX	Service Class: MGASX	Institutional Class: MGAIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information dated March 1, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG FQ Global Alternatives Fund’s (the “Fund”) investment objective is to achieve total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	1.70%	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.59%	0.54%	0.39%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.62%	2.32%	2.17%
Fee Waiver and Expense Reimbursements[1]	(0.65)%	(0.65)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.97%	1.67%	1.52%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.44% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2016. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$200	$753	$1,332	$2,906
Service Class	$170	$662	$1,181	$2,606
Institutional Class	$155	$617	$1,105	$2,452
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks its investment objective from investments in the global equity, fixed income and currency markets, independent of market direction. The Fund seeks to generate returns through risk-controlled exposure to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets through a wide range of derivative instruments and direct investments. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside of the United States, including investments that expose the Fund to such issuers, and the Fund will invest in issuers organized, located, or doing a substantial amount of business in, and/or have investments that expose the Fund to issuers organized, located, or doing a substantial amount of business in, a minimum of three countries, including the United States. The Fund’s investment process involves an analysis of returns based

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AMG FQ Global Alternatives Fund SUMMARY PROSPECTUS

on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed-income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); and (iv) risks associated with currencies (collectively, the “First Quadrant Analysis”).
The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange-traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities.
There are no limits on the amount of Fund assets that may be allocated to any one of the equity, bond, and currency asset classes; however, under normal circumstances, it is expected that no more than 60% of the Fund’s exposure will be in currency forward contracts. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the Fund, First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”) is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. The Fund’s investments in certain derivative instruments may be limited by tax considerations.
The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure. The Fund may be exposed to the following risks directly, by investing in securities, or indirectly, through the use of derivatives and ETFs.
Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Hedging Risk—there is no guarantee that hedging strategies will be successful.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Leverage Risk—borrowing and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.

2	AMG Funds

AMG FQ Global Alternatives Fund SUMMARY PROSPECTUS

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, or a group of issuers, which can place the Fund at greater risk.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) in the bar chart and for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/14 (Investor Class)
Best Quarter: 4.80% (3rd Quarter 2008)
Worst Quarter: -6.08% (4th Quarter 2010)
Average Annual Total Returns as of 12/31/14
AMG FQ Global Alternatives Fund	1 Year	5 Years	Since Inception
Investor Class Return Before Taxes
	-5.02%	-3.21%	-0.77% [1]
Investor Class Return After Taxes on Distributions
	-6.50%	-4.18%	-1.70% [1]
Investor Class Return After Taxes on Distributions and Sale of Fund Shares
	-1.62%	-2.67%	-0.81% [1]
Service Class Return Before Taxes
	-4.77%	—	-2.91% [2]
Institutional Class Return Before Taxes
	-4.63%	—	-2.78% [2]
Citigroup 1-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)
	0.02%	0.06%	1.17% [1]
Citigroup 1-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)
	0.02%	—	0.06% [2]
[1]	Investor Class and Index performance shown reflects performance since the inception date of the Fund’s Investor Class on March 30, 2006.
[2]	Service Class, Institutional Class and Index performance shown reflects performance since the inception date of the Fund’s Service Class and Institutional Class on January 1, 2010.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Service Class and Institutional Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadvisor
First Quadrant, L.P.

AMG Funds	3

AMG FQ Global Alternatives Fund SUMMARY PROSPECTUS

Portfolio Managers
Edgar Peters
Partner, Investments, First Quadrant;
Portfolio Manager of the Fund since 01/13.
Dori Levanoni
Partner Investments, First Quadrant;
Portfolio Manager of the Fund since 03/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the
Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds